Commentary and Perspectives from Fifth Street Asset Management

FIFTHSTREET

Second Quarter 2015
Capital Markets Outlook

July 29, 2015

Modest Improvement, But Still Trailing

While U.S. middle market loan volume registered a slight uptick this quarter, the market has yet to approach levels seen one year ago. Although sponsored issuance gathered momentum in 2Q, increasing modestly to $11.9 billion, issuance for the first six months only reached $22 billion—the weakest first half in five years *(See Figure 1)*.

At $1 trillion, M&A volume in the U.S. has reached historic levels in 2015[1]; however, purchases by investment grade companies have overshadowed private equity purchases. On the other hand, the middle market represents a haven for private equity sponsors who are currently being outbid by cash-rich corporate buyers in the Broadly Syndicated Loan ("BSL") space. Many sponsors believe middle market conditions are more favorable than the BSL space, partially due to the prevalence of alternative lenders who continue to fill the void left by traditional banks hampered by strict capital requirements and leveraged lending guidelines.

Despite sluggish conditions, the middle market represents somewhat of a haven for private equity sponsors.

Figure 1


Annual Sponsored Issuance
Issuance ($BN)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q
2Q
3Q
4Q

Source: Thomson Reuters LPC, As of 6/30/15

Healthcare Leads the Pack

Despite sluggish conditions in the first half of 2015, we remain cautiously optimistic for the second half, given the seasonality of the M&A market. Although middle market valuations remain frothy and liquidity excessive, we have noticed an increase in deal flow in select industry verticals such as healthcare. At $5.3 billion, healthcare represented the top sector by volume in the first half of the year *(See Figure 2, right)*. This sector tends to exhibit lower leverage and improved economics when compared to other traditional sectors. We believe this dynamic exists because many lenders shy away from the complex reimbursement models which characterizes these credits and necessitates specialized origination and underwriting expertise.

Figure 2


1H15 Middle Market Volume by Sector
Healthcare
Oil & Gas
Manufacturing
Wholesale
Services
Technology
Shipping
Business Services
Restaurants
Chemicals & Plastics
Automotive
Beverage & Food
Retail & Supermarkets
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Middle Market Loan Volume ($BN)

Source: Thompson Reuters LPC, As of 6/30/15

Pricing Squeeze Persists, While Middle Market Maintains Yield Premium Driven by too much liquidity chasing too few deals and a slowly improving economy, pricing continues to show signs of downward pressure. During the second quarter of 2015, middle market term loan yields declined to 5.74%, with tightening occurring throughout the capital stack (See Figure 3). While first lien pricing responded more quickly and by the largest magnitude, second lien followed suit, albeit to a lesser extent. Despite the decline, middle market spreads still maintained their premium over large corporate spreads, where term loan pricing fell to 4.66%. Through the first half of the year, the 100+ basis points yield differential has held fast. The premium was re-established after disappearing during the broader market sell-off at the end of 2014. In our view, this yield differential represents an attractive liquidity premium for middle market investors. Investors seem to agree, as evidenced by the brisk pace of middle market fundraising so far this year. At over $8 billion, 2015’s visible middle market capital raising appears on track to surpass levels reached last year(2). As the economy continues to improve, our investment vehicles remain positioned for potential interest rate increases. We continue to see select deals decreasing LIBOR floors from 100 basis points to 75 basis points or 50 basis points, though the trend is still modest. Generally speaking, completing new deals with LIBOR floors below 100 basis points should slightly offset the negative impact of rising interest rates up to 100 basis points. After LIBOR rises more than 100 basis points, lenders (with a mix of floating and fixed rate liabilities) should generate additional income and benefit from a rising interest rate environment. Sizing Up the GE Exit The landscape surrounding middle market leveraged lending continues to change, as evidenced by the sale of GE Capital’s sponsor finance business to the Canada Pension Plan Investment Board. There is considerable uncertainty surrounding the sale’s impact and, from our perspective, it seems premature to make a definitive assessment. With competition and liquidity both pervasive, the effects are unlikely to be immediate in our view. We believe that the sale may be a harbinger of things to come, with more financial institutions exiting this space due to leveraged lending guidelines. Source: Thomson Reuters LPC; As of 6/30/2015. There was not enough data to show an average for March 2015. Middle market borrowers have revenues & deal size equal to or less than $500MM. Large corporate borrowers have sales over $500MM. Middle Market and Large Corporate Average Yields (Monthly) Figure 3 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 1Q024Q023Q032Q041Q054Q053Q062Q071H083Q09Apr-10Jul-10Oct 10Jan 11Apr-11Jul-11Oct 11Jan 12Apr-12Jul-12Oct 12Jan 13Apr-13Jul-13Oct 13Jan 14Apr-14Jul-14Oct 14Jan 15Apr-15 Large Corp. Middle Market All-in-yield (3-year) LIBOR + Spread LIBOR + Spread + OID (3-year) Pricing Squeeze Persists, While Middle Market Maintains Yield Premium Driven by too much liquidity chasing too few deals and a slowly improving economy, pricing continues to show signs of downward pressure. During the second quarter of 2015, middle market term loan yields declined to 5.74%, with tightening occurring throughout the capital stack (See Figure 3). While first lien pricing responded more quickly and by the largest magnitude, second lien followed suit, albeit to a lesser extent. Despite the decline, middle market spreads still maintained their premium over large corporate spreads, where term loan pricing fell to 4.66%. Through the first half of the year, the 100+ basis points yield differential has held fast. The premium was re-established after disappearing during the broader market sell-off at the end of 2014. In our view, this yield differential represents an attractive liquidity premium for middle market investors. Investors seem to agree, as evidenced by the brisk pace of middle market fundraising so far this year. At over $8 billion, 2015’s visible middle market capital raising appears on track to surpass levels reached last year(2). As the economy continues to improve, our investment vehicles remain positioned for potential interest rate increases. We continue to see select deals decreasing LIBOR floors from 100 basis points to 75 basis points or 50 basis points, though the trend is still modest. Generally speaking, completing new deals with LIBOR floors below 100 basis points should slightly offset the negative impact of rising interest rates up to 100 basis points. After LIBOR rises more than 100 basis points, lenders (with a mix of floating and fixed rate liabilities) should generate additional income and benefit from a rising interest rate environment. Sizing Up the GE Exit The landscape surrounding middle market leveraged lending continues to change, as evidenced by the sale of GE Capital’s sponsor finance business to the Canada Pension Plan Investment Board. There is considerable uncertainty surrounding the sale’s impact and, from our perspective, it seems premature to make a definitive assessment. With competition and liquidity both pervasive, the effects are unlikely to be immediate in our view. We believe that the sale may be a harbinger of things to come, with more financial institutions exiting this space due to leveraged lending guidelines. Source: Thomson Reuters LPC; As of 6/30/2015. There was not enough data to show an average for March 2015. Middle market borrowers have revenues & deal size equal to or less than $500MM. Large corporate borrowers have sales over $500MM. Middle Market and Large Corporate Average Yields (Monthly) Figure 3 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 1Q024Q023Q032Q041Q054Q053Q062Q071H083Q09Apr-10Jul-10Oct 10Jan 11Apr-11Jul-11Oct 11Jan 12Apr-12Jul-12Oct 12Jan 13Apr-13Jul-13Oct 13Jan 14Apr-14Jul-14Oct 14Jan 15Apr-15 Large Corp. Middle Market All-in-yield (3-year) LIBOR + Spread LIBOR + Spread + OID (3-year) Non-Bank Lenders Gain Market Share Due to regulatory headwinds, we see a continued disintermediation of leveraged lending from the traditional banking sector, characterized by declining bank participation in middle market leveraged lending, while participation from non-bank lenders has increased year-over-year. We believe that borrowers and sponsors favor a collaborative partnership approach, which non- bank lenders are typically able to provide through more flexible financing solutions, large hold sizes and diversified product offerings. The non-bank lending space has become more institutionalized and continues to gain market share and influence. For example, during the second quarter through mid-June, non-bank lenders captured 8% of lead left mandates that LCD has tracked, by volume, and 9.6% by number of loans. These figures are up from 3.4% and 6.4%, respectively, in the first quarter (See Figure 4, below). As banks retreat, they are further fueling the institutionalization by partnering with non-bank lenders to offer investors access via separately managed accounts (SMAs). Banks’ pullback can also be seen in the lower tolerance for leverage. Leverage levels on institutional middle market deals peaked at 5.5x in 2007. In contrast, during the first half of this year, the average for middle market transactions hovered at 5.25x(2). Figure 4 Percent of market with non-regulated lead arrangers(3) Volume Number Source: S&P Capital IQ LCD Fifth Street Asset Management

Middle Market CLOs Make Strides, But Still Have a Ways to Go

A flurry of last minute activity buoyed 6/30/15 YTD U.S. collateralized loan obligation ("CLO") volume to $58.68 billion. BSL CLOs accounted for $55.32 billion, or 94% of total issuance, while middle market CLOs totaled $3.36 billion (or 6%) during the period. As Figure 5 below demonstrates, the CLO market has rebounded considerably from its post-financial crisis trough. However, much of that recovery has been driven by BSL CLOs, whose 2014 volume of over $116 billion actually exceeded pre-crisis peak levels. Demand for middle market CLOs has strengthened as well, but not nearly to the same extent. From our perspective, we believe demand will continue to increase as a result of attractive yields, more conservative structures and favorable correlation statistics to broader liquid market alternatives.

However, several factors are still holding back the recovery of middle market CLOs. Generally speaking, investors remain somewhat wary of the relatively smaller size of the underlying borrowers and less liquid nature of middle market loans. In addition, middle market CLOs have a much thinner investor base for rated notes—especially for Aaa/AAA-rated notes. To spur growth, middle market CLOs need a deeper and more expansive investor base, as evidenced by the current difficulty placing Aaa/AAA notes (which account for 50+% of these structures).

In addition, the broader macroeconomic environment and cyclical summer slowdown haven't helped. Recent capital markets volatility has given investors pause as macroeconomic concerns ranging from a potential Greek exit to a slowdown in China have diminished investors' appetite for risk. These uncertainties have caused liabilities to trend wider, particularly in the middle market, with recent quality issues pricing Aaa/AAAs north of L+195 basis points.

These pressures have pushed out the timeline for a variety of deals. However, as the typical summer slowdown concludes and some of the recent macro events subside, we expect the market to 'find its footing,' suggesting that the pace of fourth quarter activity should be brisk.

Figure 5



Middle Market CLO Volume
CLO Issuance ($ BN)
120.0
100.0
80.0
60.0
40.0
20.0
-
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
6/30/15 YTD
BSL CLO
MM CLO
Source: Thomson Reuters LPC, Wells Fargo; As of 6/30/2015

Accelerated demand can be attributed to increased acceptance of the middle market as a sub-sector of leveraged finance—a trend we're seeing across vehicles.

As the typical summer slowdown concludes and some of the recent macro events subside, we expect the market to 'find its footing,' suggesting that the pace of fourth quarter activity should be brisk.

Fifth Street Asset Management 3

www.fifthstreetfinance.com Copyright © Fifth Street Management LLC. All Rights Reserved. Renee Noto, Managing Director, Business Development rnoto@fifthstreetfinance.com I (203) 681-3727 Robyn Friedman, Vice President, Investor Relations rfriedman@fifthstreetfinance.com I (203) 681-3723 Fifth Street Asset Management Inc. (NASDAQ:FSAM) is a nationally recognized credit-focused asset manager. The firm has over $6 billion of assets under management (as of 3/31/15) across two publicly-traded business development companies, Fifth Street Finance Corp. (NASDAQ:FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR), as well as multiple private investment vehicles. The Fifth Street platform provides innovative and customized financing solutions to small and mid-sized businesses across the capital structure through complementary investment vehicles and co-investment capabilities. With over a 17-year track record focused on disciplined credit investing across multiple economic cycles, Fifth Street is led by a seasoned management team that has issued billions of dollars in public equity, private capital and public debt securities. Fifth Street’s national origination strategy, proven track record and established platform are supported by approximately 100 professionals across locations in Greenwich, Chicago, Palo Alto and Dallas. We are delighted to announce that Fifth Street was named “Lender Firm of the Year” at the 5th Annual ACG New York Champion’s Awards—the second consecutive year that the platform has received a firm of the year distinction. The honor confirms our status as a premier lender to private equity sponsors in the middle market—one of the key drivers of the increased interest we are seeing in our platform. We are currently in active discussions with various institutions that lack access to middle market direct lending. These prospective partners are looking to tap into our leading sponsor-focused origination platform, which has a multifaceted and nationwide sourcing strategy – soon to include a San Francisco office for which we recently signed a lease. In particular, we are noticing considerable interest in our first lien and one-stop financing transactions, which we believe have the strongest risk/reward trade-offs in today’s environment. Key Hire The ability to attract experienced institutional investors as partners is a vote of confidence in Fifth Street’s sourcing, underwriting and portfolio management expertise. As a result, we made a strategic hire during the second quarter to help us capitalize on this potentially significant opportunity and to execute on our vision of continuing to build a leading, diversified credit-focused asset manager. The addition of David Heilbrunn (Managing Director and management committee member) supports this goal of driving growth across Fifth Street’s business lines, specifically focusing on expanding our growing structured credit products platform, developing institutional client relationships and optimizing various financing arrangements. CLO Risk Retention Rules Create Opportunities While CLO managers do not have to comply with U.S. and European risk retention rules until next year, firms are already gauging the impact of these rules. Established firms with access to permanent capital like Fifth Street have already developed viable solutions. However, new firms that lack the scale to retain the risk outright are approaching larger players to discuss a range of options including joint ventures. As a result, we believe this may drive industry consolidation among newer market participants. Focused on Capital Preservation Given the current market environment, some investors appear ambivalent towards investing in credit at this juncture in the cycle. They appear conflicted around timing their entry, particularly if the cycle has reached an inflection point. However, we believe our defensive positioning and differentiated credit portfolio may help alleviate investors’ concerns. Fifth Street’s award-winning origination platform allows us to uncover pockets of opportunity, while maintaining strict underwriting standards and a focus on capital preservation. We have continued to focus on senior secured instruments and have limited our exposure to cyclical industries, including energy, consumer-driven businesses and companies with direct retail exposure. While our size, scale and deep sponsor relationships allow us to source ~1,000 middle market loan opportunities per year, our single most important job is making smart investments in relatively secure credits with appropriate risk-adjusted returns, which is evidenced by a selectivity ratio of ~4%(4). (1) Source: DealLogic. I (2) Thomson Reuters LPC; As of 6/30/2015. I (3) Copyright © 2015, S&P Capital IQ (and its affiliates, as applicable). Reproduction of this chart in any form is prohibited except with the prior written permission of S&P Capital IQ (“S&P”). None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information. I (4) Excludes capital markets deals. DISCLAIMER: Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events and/ or Fifth Street Asset Management Inc.’s (“Fifth Street”) future performance or financial condition. These statements are based on certain assumptions about future events or conditions and involve a number of risks and uncertainties. These statements are not guarantees of future performance, condition or results. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. The information contained in this article is summary information that is intended to be considered in the context of Fifth Street’s SEC filings and other public announcements that Fifth Street may make, by press release or otherwise, from time to time. Fifth Street undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this article. These materials contain information about Fifth Street, its affiliated funds (including Fifth Street Finance Corp. and Fifth Street Senior Floating Rate Corp.) and general information about the market. You should not view information related to the past performance of Fifth Street and its affiliated funds or information about the market as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Fifth Street or its affiliates or as legal, accounting or tax advice. None of Fifth Street, its affiliated funds or any affiliate of Fifth Street or its affiliated funds makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized. This article is not intended to be an offer to sell, or the solicitation of an offer to purchase, any security (including Fifth Street Asset Management or its affiliates, Fifth Street Finance Corp. or Fifth Street Senior Floating Rate Corp.), the offer and/or sale of which can only be made by definitive offering documentation. Any other or solicitation with respect to any securities that may be issued by Fifth Street or its affiliates will be made only by means of definitive offering memoranda or prospectus (as applicable), which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. Fifth Street Activity 4